SUPPLEMENT TO THE PROSPECTUS
Supplement dated July 20, 2023, to the Prospectus dated April 28, 2023.

MFS® Inflation-Adjusted Bond Portfolio

Effective September 1, 2023, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Annalisa Piazza	September 2023	Investment Officer of MFS

Effective September 1, 2023, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Annalisa Piazza	Portfolio Manager	Employed in the investment area of MFS since November 2018; Senior Fixed Income Investment Strategist and Economist, Cardano Asset Management prior to November 2018

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